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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 11, 2001

Commission File No. 0-14225

EXAR CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

48720 Kato Road, Fremont, CA 94538
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (510) 668-7000

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  (a)
  Effective September 6, 2001, the Board of Directors of Exar Corporation approved the dismissal of Deloitte & Touche LLP as the Registrant's independent accountants effective September 7, 2001 and the engagement of PricewaterhouseCoopers LLP as independent accountants for the Registrant for the fiscal year ending March 31, 2002.

  (b)
  During the two most recent fiscal years and through the date of this report, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on financial statements for such years.

  (c)
  Deloitte & Touche LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

  (d)
  The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Deloitte & Touche LLP's letter to the Securities and Exchange Commission dated September 10, 2001 is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

    Letter of Deloitte & Touche LLP, addressed to the Securities and Exchange Commission, dated September 10, 2001.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION
By:	/s/ RONALD W. GUIRE Ronald W. Guire Executive Vice President, Chief Financial Officer, Director	Date: September 11, 2001

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INDEX TO EXHIBITS

Exhibit No.	Description
16	Letter of Deloitte & Touche LLP, addressed to the Securities and Exchange Commission, dated September 10, 2001.

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SIGNATURES
INDEX TO EXHIBITS